Exhibit 10.10

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Data  Products  License  Agreement                                        ACXIOM
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This  Data  Products  License  Agreement ("Agreement") is entered into as of the
30th day of March 2001 ("Effective Date") by and between Acxiom Corporation ("Acxiom") and Publication Management, Inc. ("Customer").

1. GENERAL. "Customer" shall include any legal entities that are controlled by Customer as of the execution date of this Agreement ("Subsidiaries"), provided, that Customer shall include a list of Customer's current Subsidiaries on the applicable Product Schedule (as defined below) prior to execution of this Agreement. Customer guarantees its Subsidiaries' obligation under this Agreement. Notwithstanding anything to the contrary in this Agreement, in the event that Customer is acquired by or merged into a separate entity during the Term, as defined below, of this Agreement and the surviving entity desires to receive Data, as defined below, from Acxiom pursuant to this Agreement, the parties agree that the fees set forth in the applicable Product Schedule for the Data may be subject, in Acxiom's sole and reasonable discretion, to adjustment by Acxiom in consideration of any such acquisition or merger.

2.   TERM / RENEWAL / TERMINATION.

     2.1 This Agreement shall begin on the Effective Date and shall continue until terminated. The term of a Product Schedule shall be set forth in the Product Schedule.

     2.2 Subject to Section 2.3, either party may terminate (i) this Agreement upon ninety (90) days prior written notice for convenience, provided that no Product Schedule is in effect upon termination, or (ii) this Agreement or a Product Schedule immediately in the event the other party is in default under this Agreement or the respective Product Schedule and fails to cure such default within thirty (30) days of written notice from the other party specifying the nature of such default.

     2.3 In the event of a termination of the Agreement and in the event that any Product Schedule is still in effect as of the effective date of such termination, this Agreement shall remain in full force and effect with respect to such Product Schedule and until such Product Schedule is terminated in accordance with the terms set forth in the Product Schedule.

     2.4 In the event that legislation, governmental regulations, or industry self-regulation prohibits the delivery or use of a Product, Acxiom may terminate this Agreement or the applicable Product Schedule upon the effective date of such legislation or regulations. If Acxiom should voluntarily withdraw a Product due to legislative, regulatory industry, or political pressures, Acxiom may terminate this Agreement or the applicable Product Schedule upon three (3) months prior written notice, and Customer shall discontinue using the Data (as defined below) at the end of such three-month period.

     2.5 Upon the termination of this Agreement or a Product Schedule for any reason, Customer shall, at Acxiom's option, destroy or return to Acxiom the respective Data and any copies thereof and certify in a writing to be delivered to Acxiom within five (5) business days following such destruction or return that the Customer has fully complied with the requirements of this Section. Upon termination, Customer shall promptly pay to Acxiom any outstanding fees owed to Acxiom. In no event shall Customer be entitled to a refund of amounts paid, except as specifically provided in this Agreement.

3.   PRODUCTS / PAYMENT.

     3.1 Subject to the license granted in Section 5, Acxiom may provide (i) data ("Data") contained in the Acxiom products ("Products") described in one or more Product schedules ("Product Schedules") executed by the parties and incorporated herein by reference; and (ii) the Data processing services in connection therewith. In the event a conflict arises between the terms of any Product Schedule and the Agreement, the terms of the Product Schedule shall prevail.

     3.2 Customer agrees to pay Acxiom for the Products in accordance with the payment terms set forth in the Product Schedule. In the event of a good faith dispute as to the calculation of an invoice, Customer shall immediately give written notice to Acxiom stating the details of any such dispute and shall promptly pay any undisputed amount. The acceptance by Acxiom of such partial payment shall not constitute a waiver of payment in full by Customer of the disputed amount.

     3.3 Any undisputed amounts not paid within thirty (30) days of the date of invoice shall accrue interest at a rate of one percent (1%) per month or the maximum lawful rate, whichever is less. Failure to make timely payments shall constitute a default hereunder and shall entitle Acxiom, in its sloe discretion, to suspend its provision of the Products and require payment in advance until Customer's account is paid in full.

4. TITLE. Customer acknowledges that the Data contained within the Products shall at all times remain the intellectual property of Acxiom or the third party data owners who provided the Data to Acxiom ("Data Owners"), and that Customer has no rights whatsoever in the Data or the Products except as expressly set forth in this Agreement or the applicable Product Schedule.

5.   PRODUCT LICENSE / DELIVERY.

     5.1     License Grant.  Acxiom hereby grants and Customer hereby receives a
             -------------
limited, non-transferable, non-exclusive license (License") to use the Data, subject to the terms of this Agreement and the applicable Product Schedule.

     5.2     Use  by  Future  Subsidiaries.  In  the  event  that  any  future
             -----------------------------
Subsidiary of Customer desires to receive the Products from Acxiom, Customer and Acxiom shall mutually agree upon and execute an amendment to this Agreement and the applicable Product Schedule, which amendment shall set forth the specific Products, services and applicable fees related thereto to be licensed to such Subsidiary by Acxiom.

     5.3     Restrictions.  In  addition  to  any  restrictions  included  in  a
             ------------
Product Schedule and except as expressly authorized in a Product Schedule, Customer may not use the Data as a factor in establishing an individual's creditworthiness or eligibility for (i) credit or insurance, or (ii) employment.

     5.4     Suppression  Files.  Unless  otherwise  directed  by  Customer  in
             ------------------
writing and as applicable to the permitted uses set forth in the Product Schedule, Acxiom shall automatically apply the Direct Marketing Association's ("DMA") Mail Preference Service and Telephone Preference Service suppression files (the "Suppression Files") to any prospecting use of the Data not involving Customer's house files to designate an individual consumer as having opted out of receiving marketing solicitations. In the event that Customer does not honor such election, Acxiom may terminate this Agreement immediately and without any further liability to Customer, and Customer agrees defend, indemnify,

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Data  Products  License  Agreement                                        ACXIOM
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and  hold  Acxiom  harmless for any claims brought against Acxiom arising out of
Customer's failure to honor such election. Further, due to the varying publication dates of updates to the Suppression Files, Customer acknowledges that Acxiom cannot guarantee that the names or telephone numbers of all such consumer have been identified on or deleted from the Product s supplied to Customer hereunder.

     5.5     Consumer  Inquiries.  Unless  otherwise  provide  in  an applicable
             -------------------
Product Schedule, Customer shall be responsible for accepting and responding to any communication initiated by a consumer ("Consumer Inquiries") arising out of Customer's use of the Data. Customer agrees that it will implement a "consumer care" system that includes in-house capabilities to suppress consumer information, upon request by a consumer, from future marketing initiatives by Customer. Customer agrees to honor such consumer's request to opt-out of receiving telemarketing, e-mail marketing and direct marketing solicitations by suppressing such consumer information from Customer's marketing solicitations. Customer may communicate to Acxiom records of the deceased and only Consumer Inquiries that are determined to involve the accuracy of the Data. No reference to Acxiom in written or oral communication to a consumer or in scripts used by Customer in responding to Consumer Inquiries shall be made without Acxiom's prior written approval. Acxiom may from time to time, upon specific request from consumers, provide corrections to the Data to License, and License further agrees to update its records upon receipt of such corrections.

     5.6     Third Party Restrictions.  Because certain portions of the Data are
             ------------------------
from Data Owners, Acxiom is obligated to comply with certain restrictions and requirements placed upon the use of such information by these third parties. Customer shall strictly comply with all restrictions and requirements now or hereafter imposed upon Acxiom by any Data Owner and made known to Customer in writing.

     5.7     Delivery.  In  the  event  that  Acxiom  provides  the  Products to
             --------
Customer electronically, Customer acknowledges that certain mechanical or software failures may render an electronic transmission medium unavailable for periods of time and that Acxiom may not be able to provide advance warning to Customer of such downtime. Acxiom shall exercise its vest efforts to provide Customer with advance notice of downtime.

6.   CONFIDENTIALITY.

     6.1 The Data provided to Customer by Acxiom or any proprietary or confidential information provided hereunder by one party ("Disclosing Party") to the other ("Receiving Party") shall be held in strict confidence by the Receiving Party and shall not be disclosed or used for any purpose other as specifically authorized by the Disclosing Party or as expressly provided in this Agreement without the prior written consent of the Disclosing Party. The
Receiving Party shall exercise at least the same degree of care with which it protects its own confidential or proprietary information, but not less than a reasonable degree of care, to ensure compliance with its obligation under this Agreement respecting the authorized use, protection and security of the Disclosing Party's confidential information, and to this end shall instruct its employees and all other parties who have a need to know and are permitted access to the Disclosing Party's confidential information of the restrictions contained in this Agreement.

     6.2 Customer agrees not to remove any product identification, copyright or other proprietary notices form the Products.

     6.3 Customer agrees that no part of the Products will be used in the development of (i) any application that is outside the scope of this Agreement or applicable Product Schedule or (ii) any products or services to be provided to third parties including, without limitation, any list enhancement or data appending service or product.

7. PRIVACY / DATA PROTECTION. The parties agree to comply with all privacy and data protection laws, rules and regulations, and with the DMA's published policies, which are or which may in the future be applicable to the Data.

8.   GERNERAL  WARRENTIES.

     8.1 Acxiom warrants that it shall provide the Data consistent with standard industry practices, that it will provide the Data described herein in a professional and workmanlike manner, that it is authorized to provide the Data, and that by executing this Agreement Acxiom does not violate any law, statute or regulation and does not breach any other agreement to which Acxiom is a party or is bound.

     8.2 Acxiom warrants that the Data will, upon delivery, be as current, accurate and complete as may be reasonably achieved using he source data, compilation and data processing methods normally employed by Acxiom in the ordinary course of its business. Notwithstanding the foregoing, Acxiom does not warrant the Data as being error free. Neither Acxiom nor the Data Owners attempt to independently verify the completeness, accuracy or authenticity of the Data. In addition, the Data reported to and by Acxiom and the Data Owners may be subject to transcription and transmission errors. Accordingly, the Data is provided on an "as is," "as available" basis. Any use or reliance upon the Data by Customer or its customers shall be at their own risk. THE FOREGOING IS A LIMITED WARRANTY AND ACXIOM MAKES AND CUSTOMER RECEIVES NO OTHER WARANTY, EXPRESS OR IMPLIED, AND ALL IMPLIED WARRANTIES OR MERCHANTABLILITY AND FINESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY DISCLAIMED.

     8.3 Customer warrants that (i) if it is a corporation or limited liability company, it is duly formed and in good standing under the laws of the state of its incorporation or organization; (ii) it is qualified to transact business in all states where the ownership of its properties or nature of its operations requires such qualification; (iii) it has full power and authority to enter into and perform the Agreement; (iv) the execution and delivery of the Agreement have been duly authorized; and (v) by executing the Agreement, Customer does not violate any law, statute or regulation and does not breach any other agreement to which Customer is a party or is bound.

9.   REMEDIES.

     9.1 Acxiom's sole obligation and Customer's exclusive remedy for any claim of defective Data or Data processing services shall be to correct the Data or reperform the services in question without charge or, at Customer's option, to refund the price paid by Customer for such services or Data. Customer must provide written notice to Acxiom of such claim, describing any errors in sufficient detail with any necessary backup information or documents. Customer acknowledges that some corrections of errors in the Data shall be dependent on the availability of same form the source of the applicable data.

     9.2 Acxiom's aggregate liability to Customer, whether for negligence, breach of warranty, or any other cause of action, shall be limited to the price paid for the data processing services or Data to which the incident relates.

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Data  Products  License  Agreement                                        ACXIOM
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10.     LIMITATION  OF LIABILITY.  IN NO EVENT SHALL ACXIOM OR ANY DATA OWNER BE
LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSUQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE AND HOWEVER ARISING, INCLUDING BUT NOT LIMIED TO LOST INCOME OR LOST REVENUE, WHETHER BASED IN CONTRACT, TORT OR ANY OTHER THEORY. Any cause of action arising from or in connection with this Agreement shall be asserted within one (1) year of the date upon which such cause of action accrued, or the date upon which the complaining party should have reasonable discovered the existence of such cause of action, whichever is later.

11. INDEMNIFICATION. Customer shall defend, indemnify and hold harmless Acxiom form and against any and all claims, demands, judgments, liability, damages, losses, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from Customer's misuse or unauthorized use of the Data or Product.

12.  MISCELLANEOUS.

     12.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and all written or oral prior agreements between the parties with respect to this subject matter. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas, notwithstanding any conflict of law provisions, and any amendment shall be in writing and signed by authorized representatives of all parties.

     12.2 To assist Acxiom in the protection of its proprietary rights in the Data, Customer shall permit representatives of Acxiom to inspect at all reasonable times any location where the Data is being used or kept by Customer. Customer agrees to notify Acxiom of any actual or suspected unauthorized use or disclosure of the Data and provide reasonable assistance to Acxiom in the investigation and prosecution of any such unauthorized use or disclosure. Such audit shall be strictly limited to those books and records that specifically relate to information pertinent to the use of the Data. The parties agree that any such audit shall be conducted in a manner that does not disrupt Customer's normal operating procedures, and shall not violate any other obligations that Customer has to its customers.

     12.3 Customer acknowledges that damages would not adequately compensate Acxiom for loss or injury resulting from a breach of the provisions of this Agreement. Acxiom shall have the right to injunctive and other equitable relief to remedy such violations, in addition to any remedies available to Acxiom at law or in equity.

     12.4 Customer may not assign, delegate or transfer, by operation of law, merger sale or otherwise this Agreement or any of the rights or obligations hereunder, without the express prior written consent of Acxiom.

     12.5 If any one or more of the provisions of the Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any of the other portions of the Agreement. Failure or delay by either party in exercising any right hereunder shall not operate as a waiver of such right. The headings used in this Agreement are for reference purposes only and shall not be deemed a substantive part of this Agreement.

     12.6 This Agreement may be executed in any number of counterparts, including facsimile copies, such of which may be executed by less than all of the parties hereto, each of which shall be enforceable with respect to the parties actually executing such counterparts, and all of which together shall constitute one document.

     12.7 PUBLICITY. Acxiom may include Customer on its customer list in presentations made to shareholders, customers and stock analysts, provided no representation, express or implied, is or will be made as to Customer's opinion of Acxiom's services and/or products (including but not limited to by way of predictions or projections of future business).

     12.8 FORCE MAJEURE. Neither party shall be liable for any losses arising out of the delay or interruption of its performance of obligation under the Agreement due to any act of God, act of governmental authority, act of public enemy, war, riot, flood, civil commotion, insurrection, severe weather conditions, or any other cause beyond the reasonable control of the party delayed.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement to be effective as of the Effective Date.

YP.NET, INC.
SIMPLE.NET GROUP
TELCO BILLING, INC.
PUBLICATION MANAGEMENT, INC.            ACXIOM CORPORATION

4840 E. Jasmine, Suite 105              #1 Information Way, Post Office Box 8180

Mesa, Arizona 85205                     Little Rock, Arkansas 72203

BY:  /s/  Daniel Madero                 BY:
   ---------------------------             -------------------------------
     (Signature)                             (Signature)

Daniel Madero,
Director of Operations
------------------------------          ----------------------------------
(Print or Type Name & Title)                 (Print or Type Name & Title)

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Data  Products  License  Agreement                                        ACXIOM
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                                PRODUCT SCHEDULE

To the Data Products       March30, 2001    Customer:                         Publication Management, Inc.
License Agreement dated:
------------------------  ----------------  --------------------------------  ----------------------------
Products:                 InfoBase(R) List  Product Schedule Effective Data:  March 30, 2001
------------------------  ----------------  --------------------------------  ----------------------------


Capitalized terms not defined in this Product Schedule shall have the meaning given them in the Agreement.

Term
----

The initial term of this Product Schedule ("Product Schedule Term") shall begin on the Product Schedule Effective Date and shall continue for a period of three
(3) year(s), and thereafter shall continue and remain in effect for additional one (1) year terms until terminated as set forth below. For purposes of this Product Schedule, the Product Schedule Initial Term and all renewal terms shall be referred to as the "Product Schedule Term". Either party may terminate this Product Schedule to be effective at the end of the Product Schedule Term by providing written notice to the other party at least ninety (90) days prior to the end of the Product Schedule Term. The data ("Data") provided pursuant to this Product Schedule may be used by Customer for a period not to exceed the Product Schedule Term. Customer must return or destroy the Data in accordance with the Agreement.

Products
--------

The following selected Products from the InfoBase List suite of Products shall be provided to Customer. The specific Data elements to be provided to Customer from the Products are set forth on Attachment 1 attached hereto and made a part hereof.

_____  InfoBase  Consumer  List
_____  Real  Property  Advantage
_____  Hot  List:
     _____  New  Movers   _____  New  Homeowners   _____  New  Borrowers
_____ Equity Plus (Customer agrees that a portion of the Equity Plus Product contains data supplied by Trans Union LLC ("Trans Union") and Customer's use of such data shall be governed by a separate written agreement to be executed between Customer and Trans Union)

__X__  InfoBase Business List
_____  InfoBase Business Wholesale File
_____  InfoBase Commercial Property Owners File
_____  InfoBase New Business List

Acxiom shall provide the Data to Customer within ten (10) days of the execution of this Product Schedule.
Acxiom  shall  provide  Transactional  updates to the Data on a Quarterly basis.

License  Fees:          $120,000  Annual  License  Fee
-------------

Payment  Terms:  Customer  agrees  to  pay the license fees ("License Fees") set
--------------
forth below within thirty (30) days of receipt of an invoice from Acxiom.

Payment Schedule
----------------

         Year 1                             Year 2                           Year 3
         ------                             ------                           ------
$25,000  Due March 20, 2001      $30,000  Due March 20, 2002      $35,000  Due March 20, 2003
$25,000  Due June 20, 2001       $30,000  Due June 20, 2002       $35,000  Due June 20, 2003
$25,000  Due September 20, 2001  $30,000  Due September 20, 2002  $35,000  Due September 20, 2003
$25,000  Due December 20, 2001   $30,000  Due December 20, 2002   $35,000  Due December 20, 2003\

Permitted  Uses / Restrictions:  Customer may use the products described in this
------------------------------
Product  Schedule  in  accordance  with  the  following:

1. The Data provided hereunder shall be rented for use during the Product Schedule Term in accordance with the terms set forth in this Schedule. The Data is for the Customer's own internal marketing programs and for no other purpose, in the absence of prior written consent of

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Data  Products  License  Agreement                                        ACXIOM
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Acxiom  and/or  the Data Owners.  Phone follow up within sixty (60) days of mail drop is not considered second use. For telemarketing applications, one-time use is defined as usage within sixty (60) days of delivery. The Data shall be examined upon the delivery thereof and Customer shall notify Acxiom in writing within 30 days of delivery of any questions or problems.

     1.1 The Data is seeded to detect any unauthorized use or duplication thereof, and Customer agrees not to knowingly remove seeds from the Data set provided by Acxiom for the purpose of omitting those records from a mailing list. If Acxiom discovers unauthorized use or duplication by Customer, Acxiom shall, among other things, invoice Customer for the full multiple use charge and/or be entitled to liquidated damages of treble the amount of the agreement.

     1.2 All marketing efforts, solicitations, advertising copy and other communications used in connection with any list created by or for Customer derived solely from the Data shall (i) be devoid of any reference to any selection criteria or presumed knowledge concerning the intended recipient of such solicitation, or the source of the recipient's name and address; and (ii) be in good taste in accordance with generally recognized industry standards and standards of high integrity. Customer agrees to maintain its own internal nixie file for the suppression of its customer's records of those customers who wish to opt out of receiving telemarketing and direct mail solicitations in accordance with Section 5.5 of the Agreement.

     1.3 Acxiom reserves the right to review and pre-approve the Customer's intended use of the Data, including, but not limited to, sample mail pieces, prior to Acxiom's acceptance of an order. Customer is responsible for all materials intended for mailing to names/addresses on the Data provided by Acxiom, and further agrees to (i) keep copies of mail materials for a period of no less that six (6) months after any mail date and (ii) provide one (1) copy of such material to Acxiom upon request.

     1.4 Notwithstanding the foregoing, any consumer "lifestyle" Data that is provided to Customer under this Product Schedule shall not be used in telemarketing activities. Further, no marketing list created using the data as selection criteria shall communicate or be selected from any consumer credit information. Customer shall not use any Data to advertise, sell, or exchange any products or services that involve sexual paraphernalia; drug paraphernalia; pornographic materials; weapons; credit repair services or other illegal or illicit activities.

     1.5 Customer acknowledges that the Federal Communications Commission ("FCC") has placed restrictions upon marketing activities using facsimile numbers for unsolicited marketing advertisements. Customer agrees that any use of facsimile numbers provided by Acxiom as part of the Data will be used in strict accordance with all applicable laws, rules and regulations including, without limitation, the FCC's rules and regulations. Customer shall defend, indemnify and hold harmless Acxiom from and against any and all claims, demands, judgments, liability, damages, losses, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from Customer's use of the facsimile numbers in violation of any federal, state or local statutes, ordinances, rules or regulations.

2. Customer may also use the Data for its own internal directory assistance application, or as part of an Internet or internal intranet directory assistance application ("Directory Assistance Application") on Customer's Word Wide Web Internet Site ("Customer Web Site(s)"). As part of the Internet Directory Assistance Application, visitors ("Web Site User") to the Customer Web Site may search a national database of businesses. Customer agrees that it shall exercise its best efforts to ensure that Web Site Users are prohibited from downloading any Data licensed to Customer by Acxiom from the Customer Web Site in any form whatsoever. Customer agrees to limit the amount of Data on the results screen to one hundred (100) specific listings. For purposes of this Product Schedule, downloading shall mean any form of electronic transfer of Data, other than an electronic transfer to a Web Site User's display screen or a screen print by such a Web Site User, from Customer's results screen.

3. Customer shall hold and use the Data strictly in accordance with the following conditions, unless otherwise agreed in writing:

     3.1 The Data shall remain on Customer-owned and controlled servers ("Customer Servers") at all times during the Product Schedule Term. The initial Customer Server hosting street address is 4840 E. Jasmine, Suite 110, Mesa, Arizona 85205. Customer may change the hosting address set forth herein upon written notice to Acxiom within thirty (30) days of such a change, which notice shall contain the new address location or any additional address locations of Customer-owned and controlled servers on which the Data will be stored.

     3.2 Customer shall not use the Data as part of any interactive, on-line, CD-ROM or other derivative product or resell or distribute the Data or any subset thereof in any way except as provided in this Product Schedule.

     3.3 Customer agrees to include the following statement regarding copyright and unauthorized use, which statement shall be prominently displayed on the Legal Disclaimer Page of the Customer Web Site or Intranet site, as applicable: "This information is proprietary to Acxiom Corporation and is protected under U.S. copyright law and international treaty provisions. This information is licensed for your personal or professional use and may not be resold or provided to others. You may not distribute, sell, rent, sublicense, or lease such information, in whole or in part to any third party; and you will not make such Acxiom information available in whole or in part to ay other user in any networked or time sharing environment, or transfer the information in whole or in part to any computer other than the PC(s) used to access this information."

--------------------------------------------------------------------------------
Data  Products  License  Agreement                                        ACXIOM
--------------------------------------------------------------------------------

4. Each Customer Web page containing Acxiom Data will display a logo as demonstrated at http://www.acxiom.com/infobase/content/products/dba.asp on the first or initial screen of each results page. Customer agrees that each logo will be hyper-linked to the www.databyacxiom.com page or another page within the Acxiom Web site as determined by Acxiom.

5. In the event that Customer receives Acxiom's proprietary standardized yellow pages heading codes, core microcodes, or Action's SIC schema (collectively, the "Codes") as part of the Products licensed pursuant to this Product Schedule, Customer may use such Codes only in accordance with the permitted uses described in this Product Schedule. In addition to the restrictions set forth herein, Customer shall not modify, adapt, translate, reverse engineer, de-compile, disassemble, or otherwise attempt to discover the technology or methodologies underlying the Codes, nor shall Customer instruct or allow anyone else to undertake such prohibited actions.

SPECIAL TERMS AND CONDITIONS:
-----------------------------

In addition to the foregoing, the following special terms and conditions are applicable to Customer's use of the Products:

1. Notwithstanding anything to the contrary in the foregoing, Customer may provide the Data, to its third party service bureau processor/consultant ("Third Party Processor") who is performing services for Customer in connection with Customer's own marketing programs; provided, that, prior to delivery of the Data to the Third Party Processor, Customer shall have obtained Third Party Processor's written agreement to: i) hold the Data in strict confidence; ii) use the Data only in connection with such services; and iii) not sell, rent or otherwise provide the Data to any third party.

2.     AbiliTec(TM)  Links.  Customer  agrees  that  in connection with Acxiom's
       -------------------
processing and delivery of updates to the Acxiom Data licensed by Customer pursuant to this Product Schedule, Acxiom shall provide Customer access to AbiliTec, a customer data integration and linking software technology used to manage data that includes data management programs ("Programs"), a proprietary numbering system that facilitates the management of consumer, business, and postal delivery point data ("Links"), (Programs and Links are collectively, "Software"). Customer agrees that it shall hold Software as strictly confidential and shall not use Software except for the express purpose of matching updated Data provided by Acxiom to Customer's file that houses the original Data provided by Acxiom and for suppressing information from the Data updates that Customer elects not to use within Customer's directory assistance application. Use of Software is for Customer's internal use only and may not be distributed in any form whatsoever. Customer shall not: (a) use Software as part of any data integration process; (b) modify, adapt, translate, reverse engineer, de-compile, disassemble, or otherwise attempt to discover the technology or matching methodologies underlying Software, nor shall Customer instruct or allow anyone else to undertake such prohibited actions; (c) merge Software with other software or create software that emulates or performs substantially the same functions unless such software is developed independently from and without reference to Software; (d) append the Links to any data; (e) derive a link or other field from a Link; or (f) use a Link as a customer or account number. Upon any termination or expiration of this Product Schedule or the Agreement, Customer agrees to immediately cease using Software, destroy the Links, and certify to Acxiom in writing that Customer has fully complied with the requirements of this Section.

3.     Subsidiaries.  The Subsidiaries listed below shall have access to and use
       ------------
of  the  Data:  NONE.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Schedule to be effective as of the Product Schedule Effective Date.

YP.NET, INC.
SIMPLE.NET GROUP
TELCO BILLING, INC.
PUBLICATION MANAGEMENT, INC.                ACXIOM CORPORATION

BY:  /s/ Daniel Madero  DOO                 BY:
   -------------------------------             ---------------------------------
     (Signature)                                 (Signature)

/s/ Daniel Madero
----------------------------------          ------------------------------------
     (Print or Type Name)                        (Print or Type Name)

Director of Operations
---------------------------------           ------------------------------------
     (Title)                                     (Title)

                                    #########

--------------------------------------------------------------------------------
Data  Products  License  Agreement                                        ACXIOM
--------------------------------------------------------------------------------


                                  Attachment 1
                           to the Product Schedule and
                         Data Products License Agreement

The Data elements to be provided to Customer are as follows:


-----------------------                        TRADEMARK FLAG
Transactional ID                               ---------------------------------
-----------------------                        FRANCHISE FLAG
BUSINESS NAME                                  ---------------------------------
-----------------------                        CREADIT CARDS ACCEPTED
EXPANDED BUSINESS NAME                         ---------------------------------
-----------------------                        HOURS OF OPERATION
TRADESTYLE NAME                                ---------------------------------
-----------------------                        STOCK EXCHAGE CODE
STREET NUMBER                                  ---------------------------------
-----------------------                        LANGUAGE SPOKEN
PRE DIRECTIONAL                                ---------------------------------
-----------------------                        FEMALE OWNED BUSINESS
STREET NAME                                    ---------------------------------
-----------------------                        MINORITY OWNED BUSINESS
CITY NAME                                      ---------------------------------
-----------------------                        PUBLIC / PRIVATE INDICATOR
STATE ABBREVIATION                             ---------------------------------
-----------------------                        HEADQUARTER BRANCH CODES
ZIP                                            ---------------------------------
-----------------------                        BLANK
ZIP +4                                         ---------------------------------
-----------------------                        BUSINESS DIRECTORY CLASSIFICATION
COUNTY CODE                                    CODES 1
-----------------------                        ---------------------------------
CARRIER ROUTE CODE                             BUSINESS DIRECTORY CLASSIFICATION
-----------------------                        CODES 2
Delivery Point Bar Code                        ---------------------------------
-----------------------                        BUSINESS DIRECTORY CLASSIFICATION
MSA                                            CODES 3
-----------------------                        ---------------------------------
PHONE NUMBER                                   BUSINESS DIRECTORY CLASSIFICATION
-----------------------                        CODES 4
FAX NUMBER                                     ---------------------------------
-----------------------                        BUSINESS DIRECTORY CLASSIFICATION
Individual Name                                CODES 5
-----------------------                        ---------------------------------
Prefix Title Code                              BUSINESS DIRECTORY CLASSIFICATION
-----------------------                        CODES 6
First Name                                     ---------------------------------
-----------------------                        BLANK
Middle Initial                                 ---------------------------------
-----------------------                        PRIMARY SIC CODE
Last Name                                      ---------------------------------
-----------------------                        SECONDARY SIC 2
Title                                          ---------------------------------
-----------------------                        SECONDARY SIC 3
SALESVOLUME CODE                               ---------------------------------
-----------------------                        SECONDARY SIC 4
EMPLOYEE SIZE CODE                             ---------------------------------
-----------------------                        SECONDARY SIC 5
YEAR ESTABLISHED
-----------------------                        LATITUDE
AD TYPE
-----------------------                        LONGITUDE
AD SIZE                                        ---------------------------------
-----------------------

                            Acxiom Database Contract
                                     4-29-01



Dan Madero is hereby authorized to sign the Acxiom Database contract on behalf of the following:

YP.Net, Inc.
By:  /s/  Angelo Tullo, Chairman
   ---------------------------------------


Telco Billing, Inc.
By:  Angelo Tullo, President
   ---------------------------------------


Simple.Net Group
By:  /s/ not legible           , President
   ---------------------------------------


Phone Home Group
By:  /s/ not legible
   ---------------------------------------


Publication Management, Inc.
By:  /s/ not legible
   ---------------------------------------

--------------------------------------------------------------------------------
Data  Products  License  Agreement                                        ACXIOM
--------------------------------------------------------------------------------

                                 PRODUCT SCHEDULE

To the Data Products      March 30, 2001                  Customer:                         Publication Management, Inc.
License Agreement dated:
------------------------  ------------------------------  --------------------------------  ----------------------------
                          InfoBase(R) Internet Directory  Product Schedule Effective Date:  December 01, 2002
Products:                 Assistance
------------------------  ------------------------------  --------------------------------  ----------------------------

*The parties agree that upon execution of this Product Schedule, the InfoBase List Product Schedule, dated March 30, 2001, will be modified as provided herein and each party releases and discharges the other from any and all claims, known or unknown, except for obligations concerning the return of Data and/or other Confidential Information of either party, arising from the InfoBase List Product Schedule referenced herein.

Capitalized terms not defined in this Product Schedule shall have the meaning given them in the Data Products License Agreement "Agreement" dated March 30, 2001.

TERM
----

The initial term of this Product Schedule ("Product Schedule Initial Term") shall begin on the Product Schedule Effective Date and shall continue for a period of two (2) Years, and thereafter shall continue and remain in effect for additional one (1) Year terms until terminated as set forth below. For purposes of this Product Schedule, the Product Schedule Initial Term and all renewal terms shall be referred to as the "Product Schedule Term." Either party may terminate this Product Schedule to be effective at the end of the Product Schedule Term by providing written notice to the other party ninety (90) days prior to the end of the Product Schedule Term. The data ("Data") provided pursuant to this Product Schedule may be used by Customer for a period not to exceed the Product Schedule Term or as provided herein. Upon any expiration or termination of this Product Schedule, Customer must return or destroy the Data in accordance with the Agreement. The term "Year" is equal to four current, non-duplicated quarterly updates provided to Customer by Acxiom even if it takes longer than a calendar year for Acxiom to provide the required quarterly updates.

PRODUCTS:
--------

The following selected Data package of the Product shall be provided to Customer. If applicable, the specific Data elements etc. to be provided to Customer from the Products are set forth on Attachment 1 attached hereto and made a part hereof.

  X   Internet  Directory  Assistance  file  /  list
-----

Acxiom shall provide the Data to Customer on the type of media and in the format selected below within 15 days of the execution of this Product Schedule.

DATA PACKAGE NUMBER: IDA FORMAT 2
                    -------------
MEDIA: CD ROM
      -------
FORMAT: ASCII COMMA DELIMITED
       ----------------------
CASE: UPPER / LOWER
     --------------
UPDATE TYPE: FULL FILE
            ----------

Acxiom shall provide updates to the Data on a quarterly basis for contemplated used by Customer for a quarter of a year or until replaced by a new current update.

LICENSE  FEES:  $30,000  per Year, $60,000 paid upon execution of this agreement
-------------
as full payment for the first two Years.

PAYMENT TERMS:  The  License  fees  ("License Fees") are due and payable in full
-------------
upon execution of this Product Schedule. Customer agrees to pay all fees due hereunder upon receipt of an invoice from Acxiom.

PERMITTED USES / RESTRICTIONS:  Customer  may  use  the  Data  described in this
-----------------------------
Product Schedule in accordance with the following:

1. Customer may use the Data as part of an Internet or internal intranet directory assistance application ("Directory Assistance Application") on Customer's World Wide Web Internet Sites ("Customer Web Site"), or as provided in the Agreement. As part of the Internet Directory Assistance Application, visitors ("Web Site User") to the Customer Web Site may search a national database of residences and/or businesses provided by Acxiom. Customer agrees that it shall institute appropriate measures to ensure that Web Site Users are prohibited from downloading any Data from the Customer Web Site in any form whatsoever; provided, however, that the Web Site User may print or save up to fifty (50) specific listings at a time to the Web Site User's personal cell phone, personal digital assistant ("PDA") or PC for such Web Site User's personal use only.

--------------------------------------------------------------------------------
Data  Products  License  Agreement                                        ACXIOM
--------------------------------------------------------------------------------

2. Customer shall hold and use the Data strictly in accordance with the following conditions, unless otherwise agreed in writing:

     2.1 The Data shall remain on Customer-owned controlled servers ("Customer Servers") at all times during the Product Schedule Term. The initial Customer Server hosting street address is 4840 E. Jasmine, Suite 110, Mesa, Arizona 85205. Customer may change the hosting address set forth herein upon prior written notice to Acxiom, which notice shall contain the new address locations of Customer-owned and controlled servers on which the Data will be stored.

     2.2 Customer shall not use the Data as part of any interactive, on-line, CD-ROM or other derivative product or resell or distribute the Data or any subset thereof in any way except as provided in this Product Schedule.

     2.3 Customer agrees to include the following statement regarding copyright and unauthorized use, which statement shall be prominently displayed on the Customer Web Site or intranet site, as applicable: "This information is proprietary to Acxiom Corporation and is protected under U.S. copyright law and international treaty provisions. This information is licensed for your personal or professional use and nay not be resold or provided to others. You may not distribute, sell, rent, sublicense, or lease such information, in whole or in part to any third party; and you will not make such Acxiom information available in whole or in part to any other user in any networked or time-sharing environment, or transfer the information in whole or in part to any computer other than the PC used to access this information."

     2.4 The parties agree that Acxiom's copyright notice shall be displayed at the end of each session when the Data is downloaded by the Web Site User as described above in Section 1.

3. In the event that Customer receives Acxiom's proprietary BDC, NAICS, or Acxiom's SIC schema (collectively, the "Codes") as part of the Products licensed pursuant to this Product Schedule. In addition to the restrictions set forth herein, Customer shall not modify, adapt, translate, reverse engineer, de-compile, disassemble, or otherwise attempt to discover the technology or methodologies underlying the Codes, nor shall Customer instruct or allow anyone else to undertake such prohibited actions.

SPECIAL TERMS AND CONDITIONS:
----------------------------

In addition to the foregoing, the following special terms and condition are applicable to Customer's use of the Products:

1. Customer agrees that at all times it shall maintain current, accurate and complete books and records relating to its usage of the Data for royalty payments, if applicable, due Acxiom derived therefrom. Customer agrees that Acxiom, or any designee of Acxiom, shall have the right at any time following the Effective Date of this Agreement to examine, inspect, audit, review and copy or make extracts from all such books, records and any source documents used in the preparation thereof during normal business hours upon written notice to Customer at least three (3) business days prior to the commencement of any such examination, inspection, review or audit. Such audit shall be strictly limited to those books and records which specifically relate to royalty information pertinent to the use of the Data.

2. Customer will provide to Acxiom, free of charge, access to an unused banner advertising pool on Customer's Web Site if available when the Data is displayed.

3. Each Customer Web page containing Acxiom Data will display a logo as demonstrated at http://www.acxiom.com/infobase/content/products/dba.asp on the first or initial screen of each results page. Customer agrees that each logo will be hyper-linked to the www.databyacxiom.com page or another page within the Acxiom Web site as determined by Acxiom.

4.     Consumer  Inquiries.  Customer  shall  be  responsible  for accepting and
       -------------------
responding to any communication initiated by a consumer ("Consumer Inquiries") arising out of Customer's services that utilized the Data. Customer agrees that it will implement a "consumer care" system that includes in-house capabilities to suppress consumer information, upon request by a consumer, from Customer Web Site and agrees to honor any such request by suppressing such consumer information from Customer Web Site. The parties agree that as part of Customer's "consumer care" system, Customer may include an opt out notice on the first or initial screen of each results page that provides the consumer with instructions for requesting that the consumer's information be removed form Customer Web Site. Customer may communicate to Acxiom records of the deceased and only Consumer Inquiries that are determined to involve the accuracy of the Data. No reference to Acxiom in written or oral communication to a consumer or in scripts used by Customer in responding to Consumer Inquiries shall be made without Acxiom's prior written approval.

--------------------------------------------------------------------------------
Data  Products  License  Agreement                                        ACXIOM
--------------------------------------------------------------------------------

5.     Subsidiaries.  The Subsidiaries listed below shall have access to and use
       ------------
of  the  Data:    NONE


IN WITNESS WHEREOF, the duly authorized representatives of the parties to have access to and use or to provide data have executed this Product Schedule to be effective as of the Product Schedule Effective Date.

YP.NET, INC.
SIMPLE.NET GROUP
TELCO BILLING, INC.
PUBLICATION MANAGEMENT, INC.                    ACXIOM CORPORATION

BY:  /s/ Greg Crane                             BY:  /s/ Anthony J. Sawforo
   ------------------------------                  -----------------------------
     (Signature)                                     (Signature)

Greg Crane                                      Anthony J. Sawforo
---------------------------------               --------------------------------
     (Print or Type Name)                            (Print or Type Name)

Authorized Agent for Director                   Client Executive
---------------------------------               --------------------------------
     (Title)                                         (Title)


                                    #########

--------------------------------------------------------------------------------
Data Products License Agreement                                           ACXIOM
--------------------------------------------------------------------------------

                                  ATTACHMENT 1
                           to the Product Schedule and
                         Data Products License Agreement

The Data elements to be provided to Customer are as follows: All available data elements, SIC to SIF translation table and Codes.